The following tables present data as of December 31, 1999

                         Composition by Account Balance
                            Representative Portfolio
                                    Percentage                     Percentage
                                    of Total                        of Total
                         Number of  Number of     Receivables      Receivables
Account Balance Range    Accounts   Accounts      Balance            Balance
Credit Balance             52,939     2.40%       $(5,023,144.55)     -0.16%
Zero Balance            1,030,141    46.67%                 -          0.00%
$.01-$1,000.00            376,859    17.07%       138,211,122.12       4.34%
$1,000.01-$3,000.00       301,511    13.66%       577,944,013.18      18.14%
$3,000.01-$5,000.00       212,479     9.63%       843,566,337.52      26.48%
$5,000.01-$10,000.00      224,726    10.18%     1,533,354,964.71      48.14%
Over $10,000.00             8,435     0.38%        97,294,484.54       3.05%
 Total                  2,207,090   100.00%    $3,185,347,777.52     100.00%

                          Composition by Credit Limit
                            Representative Portfolio

                                   Percentage                      Percentage
                                   of Total                        of Total
                        Number of  Number of       Receivables     Receivables
Credit Limit Range      Accounts   Accounts          Balance       Balance
$0.01-$1,000.00          114,902      5.21%       $  6,990,335.80      0.22%
$1,000.01-$2,000.00       46,056      2.09%         26,696,230.45      0.84%
$2,000.01-$3,000.00       59,597      2.70%         57,815,898.82      1.82%
$3,000.01-$4,000.00       92,172      4.18%        102,418,045.23      3.22%
$4,000.01-$5,000.00      200,657      9.09%        263,714,309.73      8.28%
$5,000.01-$10,000.00   1,635,721     74.11%      2,542,851,859.03     79.83%
Over $10,000.00           57,985      2.63%        184,861,098.46      5.80%
 Total                 2,207,090    100.00%     $3,185,347,777.52    100.00%

                      Composition by Period of Delinquency
                            Representative Portfolio

                                  Percentage                      Percentage
Period of Delinquency             of Total                        of Total
 (Days Contractually   Number of  Number of      Receivables      Receivables
     Delinquent)       Accounts   Accounts        Balance         Balance
Current                2,148,513    97.35%    $2,950,108,078.46    92.61%
1-30 Days                 35,166     1.59%       123,750,269.07     3.88%
31-60 Days                 7,920     0.36%        34,222,475.55     1.07%
61 or More Days           15,491     0.70%        77,266,954.44     2.43%
 Total                 2,207,090   100.00%    $3,185,347,777.52   100.00%

                           Composition by Account Age
                            Representative Portfolio

                                    Percentage                     Percentage
                                    of Total                       of Total
                        Number of   Number of     Receivables      Receivables
Account Age Range       Accounts    Accounts        Balance        Balance
0-6 Months                89,916      4.07%     $  275,089,002.11    8.64%
Over 6 to 12 Months      300,960     13.64%        560,408,436.99   17.59%
Over 12 to 24 Months     722,635     32.74%        709,863,384.35   22.29%
Over 24 to 48 Months     720,604     32.65%        922,944,082.59   28.97%
Over 48 Months           372,975     16.90%        717,042,871.48   22.51
  Total                2,207,090    100.00%     $3,185,347,777.52  100.00%

                 Geographic Distribution by Receivables Balance
                            Representative Portfolio

                                  Percentage                      Percentage
                                  of Total                        of Total
                       Number of  Number of      Receivables      Receivables
                       Accounts   Accounts         Balance        Balance
             CA         227,650     10.314%    $ 314,509,924.98     9.87%
             TX         146,212      6.625%      224,415,568.30     7.05%
             CT         120,379      5.454%      211,620,682.81     6.64%
             FL         144,330      6.539%      200,132,711.50     6.28%
             NY         151,710      6.874%      199,180,343.81     6.25%
             IL          91,643      4.152%      136,413,514.76     4.28%
             PA         101,569      4.602%      132,380,249.78     4.16%
             OH          89,136      4.039%      128,844,246.91     4.04%
             MI          69,404      3.145%       98,666,809.59     3.10%
             NJ          72,528      3.286%       95,341,771.51     2.99%
          Other         992,529     44.970%    1,443,841,953.57    45.33%
          Total       2,207,090    100.00%    $3,185,347,777.52   100.00%

